EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Burger King Holdings, Inc. (the “Company”) for the quarter ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ben K. Wells, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ben K. Wells
Ben K. Wells
Chief Financial Officer

Dated: February 2, 2007
A signed original of this written statement required by Section 906 has been provided to Burger King Holdings, Inc. and will be retained by Burger King Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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